UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2016

Creative Waste Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (561)-943-5970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(a) Item 2.01, Completion of Acquisition or Disposition of Assets;

On August 26, 2016, Creative Waste Solutions, Inc. (the "Company") purchased certain assets of Florida based Easy Disposal, Inc., described on Exhibit 99.1 hereto, for an aggregate amount of $380,000 which includes 50,000 shares of common stock of the Company, valued at $2.00 per share and the remainder in cash.

(b) The Assets purchased are citied in Exhibit 99.1.

Prior to August 26, 2016, the Company had no interaction, other than the negotiation of the aforementioned purchase, with Easy Disposal Inc.

Item 9.01 Financial Statements and Exhibits.

99.1.	Bill of Sale of Certain Assets, by and between Creative Waste Solutions and Easy Disposal, Inc. dated August 26, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE WASTE SOLUTIONS, INC.

Date: August 31, 2016	By:	/s/ Jared Robinson
Jared Robinson
President and Director

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